Selling, general and administrative expenses	12 Months Ended
Jun. 30, 2024
Selling, general and administrative expenses
Selling, general and administrative expenses

8.    Selling, general and administrative expenses

Selling, general and administrative expenses include all personnel costs for Mytheresa Group, IT expenses, costs associated with the distribution center, and other overhead costs.

Selling, general and administrative expenses consist of the following:

	Year ended June 30,
(in € thousands)	2022	2023	2024
Personnel-related expenses	(122,695)	(119,450)	(126,366)
Rental and other facility-related expenses	(2,252)	(2,668)	(4,902)
IT expenses	(7,647)	(8,911)	(8,409)
Insurances and fees	(4,145)	(3,082)	(1,901)
Travel costs	(1,390)	(2,896)	(3,501)
Other transaction-related, certain legal and other expenses (1)	(2,493)	(5,446)	(2,366)
Consulting and other services	(4,342)	(920)	(4,247)
Other	(3,207)	(4,319)	(7,600)
Total Selling, general and administrative expenses	(148,171)	(147,692)	(159,292)
(1)	Other transaction-related, certain legal and other expenses represent (i) professional fees, including advisory and accounting fees, related to potential transactions, (ii) certain legal expenses incurred outside the ordinary course of our business and (iii) other non-recurring expenses incurred in connection with the costs of establishing our new central distribution center in Leipzig, Germany.

The total selling, general and administrative (SG&A) expenses increased by €11.6 million from €147.7 million in fiscal year ended June 30, 2023 to €159.3 million in fiscal year ended June 30, 2024. The increase is mainly due to increases in personnel expenses, rental costs, travel expenses, expenses related to the new distribution center in Leipzig and other operating expenses in the period. The Mytheresa Group recognized Share-based compensation expenses for the fiscal year ended June 30, 2024 of €18.5 million and €30.0 million for the fiscal year ended June 30, 2023.